Exhibit 99.1

Apollo Investment Corporation

Names Gregory W. Hunt as Chief Financial Officer

NEW YORK—May 23, 2012—Apollo Investment Corporation (NASDAQ: AINV) or the “Company”, “Apollo Investment”, “we” or “our” today announced that Mr. Gregory W. Hunt has joined the Company as its Chief Financial Officer and Treasurer.

Mr. James Zelter, Apollo Investment Corporation’s Chief Executive Officer, said, “We are extremely pleased that Greg Hunt has joined the senior management team of Apollo Investment Corporation. Greg has been the Chief Financial Officer for several successful companies and has a strong track record as a proven and experienced financial executive. We are confident that with his deep financial experience, he will contribute meaningfully to driving growth and creating value for the Company.”

Mr. Gregory W. Hunt said, “I am excited to join the executive team at Apollo Investment Corporation, and I look forward to playing a key role in the Company’s continued growth and expansion.”

About Gregory W. Hunt

Mr. Hunt was most recently Executive Vice President and Chief Financial Officer for Yankee Candle which he joined in April 2010. Prior to joining Yankee Candle, Mr. Hunt served as the Executive Vice President of Strategic and Commercial Development for Norwegian Cruise Lines from 2007 to 2009. Prior to joining Norwegian Cruise Lines, Mr. Hunt served as Chief Financial Officer and Chief Restructuring Officer of Tweeter Home Entertainment Group, Inc. from 2006 to 2007 and Chief Financial Officer and Co-Chief Executive of Syratech Corporation from 2001 to 2006. Prior to Syratech, Mr. Hunt held several senior financial leadership positions including Chief Financial Officer of NRT Inc., Culligan Water Technologies, Inc. and Samsonite Corporation.

About Apollo Investment Corporation

Apollo Investment Corporation (NASDAQ: AINV) is a closed-end investment company that has elected to be treated as a business development company under the Investment Company Act of 1940. The Company provides private debt market solutions to middle market companies in the form of senior secured, mezzanine and asset based loans and may also acquire equity interests. The Company seeks to provide private financing solutions for private companies that do not have access to the more traditional providers of credit. Apollo Investment Corporation is managed by Apollo Investment Management, L.P., an affiliate of Apollo Global Management, LLC, a leading global alternative investment manager. For more information, please visit http://www.apolloic.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve risks and uncertainties, including, but not limited to, statements as to our future operating results; our business prospects and the prospects of our portfolio companies; the impact of investments that we expect to make; the dependence of our future success on the general economy and its impact on the industries in which we invest; the ability of our portfolio companies to achieve their objectives; our expected financings and investments; the adequacy of our cash resources and working capital; and the timing of cash flows, if any, from the operations of our portfolio companies.

We may use words such as “anticipates,” “believes,” “expects,” “intends,” “will,” “should,” “may” and similar expressions to identify forward-looking statements. Such statements are based on currently available operating, financial and competitive information and are subject to various risks and uncertainties that could cause actual results to differ materially from our historical experience and our present expectations. Undue reliance should not be placed on such forward-looking statements as such statements speak only as of the date on which they are made. We do not undertake to update our forward-looking statements unless required by law.

Contact

Elizabeth Besen

Investor Relations Manager

Apollo Investment Corporation

(212) 822-0625

ebesen@apolloic.com

SOURCE: Apollo Investment Corporation

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